Ex.99.906 CERT

N-CSRS Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Martin Small, President (Principal Executive Officer), and Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares Trust (the “Registrant”), each certify that:

1. The Registrant’s periodic report on Form N-CSRS for the period ended September 30, 2016 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 14, 2017	/s/ Martin Small	President (Principal Executive Officer)
		Martin Small [Signature]	[Title]
Date:	August 14, 2017	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Jack Gee [Signature]	[Title]